POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert G. McKelvey, George McKelvey Co., Inc., 511 Sea Girt Avenue, Sea Girt, New Jersey 08759, do hereby appoint Mark J. Bonney, Vice President, Finance and Administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1995, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

         This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

         To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

        IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of July 1995.

                                        /s/ Robert G. McKelvey
                                            ------------------
                                            Robert G. McKelvey


STATE OF NEW JERSEY, COUNTY OF MONMOUTH ss.:

         On the 24th day of July 1995, before me personally came Robert G. McKelvey to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                       /s/ Margaret Campbell
                                           -----------------
                                            Notary Public

                                          MARGARET CAMPBELL
                                    NOTARY PUBLIC OF NEW JERSEY
                                MY COMMISSION EXPIRES MARCH 19, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Seymour E. Liebman, Canon U.S.A., One Canon Plaza, Lake Success, New York 11042, do hereby appoint Mark J. Bonney, Vice President, Finance and Administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1995, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

         This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

         To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

        IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of July 1995.

                                        /s/ Seymour E. Liebman
                                            ------------------
                                            Seymour E. Liebman


STATE OF NEW YORK, COUNTY OF NASSAU ss.:

         On the 14th day of July 1995, before me personally came Seymour
E. Liebman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                             /s/ Ruth Weinstein
                                                 --------------
                                                 Notary Public

                                                RUTH WEINSTEIN
                                       Notary Public, State of New York
                                               No. 01WE 4734936
                                          Qualified in Nassau County
                                       Commission Expires Jan 31, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert B. Taylor, North College, Wesleyan University, Middletown, Connecticut 06459, do hereby appoint Mark J. Bonney, Vice President, Finance and Administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1995, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

         This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

         To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June 1995.

                                        /s/ Robert B. Taylor
                                            ----------------
                                            Robert B. Taylor


STATE OF CONNECTICUT, COUNTY OF MIDDLESEX ss.:

         On the 30th day of June 1995, before me personally came Robert B. Taylor to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Rene R. Rinaldi
                                             ---------------
                                             Notary Public

                                           RENE R. RINALDI
                                            NOTARY PUBLIC
                                     My Commission Exp. 11/30/98

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul W. Murrill, 206 Sunset Boulevard, Baton Rouge, Louisiana 70808, do hereby appoint Mark J. Bonney, Vice President, Finance and Administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1995, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

         This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

         To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of June 1995.

                                        /s/ Paul W. Murrill
                                            ---------------
                                            Paul W. Murrill


STATE OF LOUISIANA, COUNTY OF E. Baton Rouge ss.:

         On the 26th day of June 1995, before me personally came Paul W. Murrill to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                            Molly McGraw
                                            ------------
                                            Notary Public

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Michael R. Corboy, 8111 Preston Road, Suite 712, Dallas, Texas 75225, do hereby appoint Mark J. Bonney, Vice President, Finance and Administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1995, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

         This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

         To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of July 1995.

                                   /s/ Michael R. Corboy
                                       -----------------
                                       Michael R. Corboy


STATE OF TEXAS, COUNTY OF Dallas ss.:

         On the 10th day of July 1995, before me personally came Michael R. Corboy to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.
                                       /s/ Edith Jones
                                           -----------
                                           Notary Public

                                        EDITH JONES
  [SEAL]                           MY COMMISSION EXPIRES
                                     November 30, 1996

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul F. Forman, 15 Flying Point Road, Stony Creek, Connecticut 06405, do hereby appoint Mark J. Bonney, Vice President, Finance and Administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1995, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

         This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

         To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of July 1995.

                                        /s/ Paul F. Forman
                                            --------------
                                            Paul F. Forman


STATE OF CONNECTICUT, COUNTY OF NEW HAVEN ss.:

         On the 21st day of September 1995, before me personally came Paul F. Forman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                           Alice H. Sirardi
                                           ----------------
                                            Notary Public